SUPPLEMENT TO THE PROSPECTUS

The date of this supplement is December 27, 2024.

For Certain MFS® Funds

Effective immediately, the sub-section entitled "Financial Intermediary Category XI" under the main heading entitled "Appendix A - Waivers and Reductions of Sales Charges" is restated in its entirety as follows:

Financial Intermediary Category XI

Eligible Accounts: Accounts Investing in Shares through a Stifel Platform or Account Maintained at an Omnibus Level by Stifel with the Fund

Shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and CDSC, or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Stifel continually looks to provide their clients with the lowest cost share class available based on account type. Stifel reserves the right and you consent to the conversion of shares to the lowest cost share class available at Stifel if such share class becomes available or upon transfer of shares into an advisory program.

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class C CDSC
A. Front-end sales charge waivers on Class A shares available at Stifel

A shareholder in the fund's Class C shares will have such Class C shares converted at net asset value to Class A shares of the fund in the 7th year following the anniversary of the purchase date pursuant to Stifel’s policies and procedures. To the extent that the fund's prospectus elsewhere provides for a waiver with respect to the conversion of Class C shares following a shorter holding period, that waiver will apply.

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Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.	√
Shares purchased in an Stifel fee-based advisory program (often referred to as a “wrap” program).	√
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund or other fund within the MFS fund family.	√

Shares purchased from the proceeds of redemptions within the MFS fund family provided the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e., systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel’s account maintenance fees are not eligible for rights of reinstatement.

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Shares from rollovers into Stifel from retirement plans to IRAs.	√

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For Certain MFS Funds

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class C CDSC
Purchases of 529 Plans through a rollover from another 529 plan.	√
Purchases of 529 Plans made for reinvestment of refunded amounts.	√

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to MFS, if applicable. Any future purchases are subject to the applicable Class A sales charge as disclosed in the applicable fund’s prospectus.

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Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

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B. CDSC Waivers on Class A and Class C Shares
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.		√	√
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.		√	√
Return of excess contributions from an IRA Account.		√	√
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.		√	√
Shares acquired through a right of reinstatement.		√	√
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.		√	√
Shares exchanged or sold in a Stifel fee-based program.		√	√
C. Rights of Accumulation (ROA)

ROA that entitles shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the MFS fund family held by accounts within the purchaser’s household at Stifel. Ineligible assets include holdings of MFS U.S. Government Money Market Fund and Class A shares of MFS U.S. Government Cash Reserve Fund, which do not assess a front-end sales charge. Eligible assets not held at Stifel may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

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